EXHIBIT 10.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE MAKER) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.


                                        A
                       Secured Convertible Promissory Note
                                due June 5, 2004


No. CN-1                                                             $100,000.00
Dated:  June 5, 2002



         For value received, ARMITEC INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of FILTER INTERNATIONAL LTD, Located at P.O. Box 43272, Harnoff Jerusalem, (together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of one hundred Thousand Dollars ($100,000.00), together with interest thereon.

         All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as Exhibit
A. The outstanding principal balance of this Note shall be due and payable on June 5, 2004 (the "Maturity Date") or at such earlier time as provided herein.

                                   ARTICLE I

         Section 1.1 Purchase Agreement. This Note has been executed and delivered pursuant to the Convertible Note Purchase Agreement, dated as of June 5, 2002 (the "Purchase Agreement"), by and among the Maker and the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

         Section 1.2 Interest. Beginning on the date hereof, the outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to seven percent (7%), payable October 1, 2002 and thereafter

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

semi-annually and upon earlier conversion or prepaid as provided herein. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months and shall accrue commencing on the issuance date of this Note (the "Issuance Date"). The interest shall be payable, at the option of the Holder, in cash or shares of the Maker's common stock, par value $.00167 per share (the "Common Stock"); provided, that if the Holder elects to receive any interest in Common Stock, the Maker shall issue to the Holder registered and freely tradable shares of Common Stock. The number of shares of Common Stock to be issued as payment of accrued and unpaid interest shall be determined by dividing (a) the total amount of accrued and unpaid interest to be converted into Common Stock by the lesser of (i) $.07 and (ii) an amount equal to 70% of the average Per Share Market Value (as defined in Section 3.2(b) hereof) for the three (3) Trading Days (as defined in Section 4.13 hereof) having the lowest Per Share Market Value during the thirty (30) Trading Days prior to the date the interest payment is due. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), then to the extent permitted by law, the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Event of Default until payment in full at the rate of fifteen percent (15%) per annum.

         Section 1.3 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

         Section 1.4 Transfer. This Note may be transferred or sold, subject to the provisions of Section 4.8 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.

         Section 1.5 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                                   ARTICLE II


                           EVENTS OF DEFAULT; REMEDIES

         Section 2.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

         (a) the Maker shall fail to make the payment of any amount of principal outstanding on the date such payment is due hereunder; or

         (b) the Maker shall fail to make any payment of interest for a period of five (5) days after the date such interest is due; or

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

         (c) the failure of the Company in having the following:

                  (i) the Form 8 K/A (Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD) with audited financials filed by June 20, 2002 and all SEC comments cleared by June 30, 2002, and

                  (ii) the Form 14C informational Proxy (Information to holders of record prior to annual or other meeting) filed no later than June 20, 2002, and

                  (iii)  the   Registration   Statement   ("as  defined  in  the
Registration rights Agreement") filed no later than July 1, 2002, and

                  (iv) the Registration Statement, as amended to include all the shares required to be reserved declared effective by the Securities and Exchange Commission ("SEC") on or prior to September 30, 2002; and,

                  v failure to reserve  the shares  required  to be  reserved in
Section 1.2 of the  Convertible  Note  Purchase  Agreement  on or before July 1,
2002.

         (d) the Common Stock shall not be eligible for quotation on and quoted for trading on the OTC Bulletin Board ("OTC') or listed for trading on the Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Subsequent Market") and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days; or

         (e) the Maker's notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8(a) hereof) or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or

         (f) the Maker shall fail to (i) timely delivery the shares of Common Stock within five trading days after delivery of notice of conversion of the Note and any interest accrued and unpaid, (ii) timely file the Registration Statement as of the filing date (as defined in the Registration Rights Agreement) or (iii) make the payment of any fees and/or liquidated damages under this Note, the Purchase Agreement or the Registration Rights Agreement, which failure in the case of items (i) and (iii) of this Section 2.1(f) is not remedied within seven (7) business days after the incurrence thereof; or

         (g) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10)

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

consecutive   Trading   Days,   provided   that  the  cause  of  such  lapse  or
unavailability is not due to factors solely within the control of Holder; or

         (h) default shall be made in the performance or observance of (i) any covenant, condition or agreement contained in this Note (other than as set forth in clause (f) of this Section 2.1) and such default upon notice is not fully cured within seven (7) business days after the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement or the Registration Rights Agreement which is not covered by any other provisions of this Section 2.1 and such default upon notice is not fully cured within seven
(7) business days after the occurrence thereof; or

         (i) any material representation or warranty made by the Maker herein or in the Purchase Agreement or the Registration Rights Agreement shall prove to have been false or breached in a material respect on the date as of which made; or

         (j) the Maker shall issue any debt securities which are not subordinate to this Note on such terms as are acceptable to the Holder of a majority of the outstanding principal amount of this holder

         (k) the Maker shall (i) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $75,000 or (ii) a material default in the observance or performance of any other agreement or condition relating to any indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other material event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holder or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity. The Maker shall have seven days to cure the defaults in this subsection 2.1(l); or

         (l) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), or (vi) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

         (m) the Maker's failure to comply with a Conversion Notice tendered within five (5) business days after the receipt by the Maker of the Conversion Notice and the certificates representing the Notes. The Note itself does not have to be delivered until fully paid. In the event the shares are electronically transferable, then delivery of the Shares must be made by

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

electronic transfer provided, request for such electronic transfer has been made by the Holder. A note representing the balance of the Note not so converted will be provided to the Holder, if requested by Holder provided an original Note is delivered to the Company. To the event that the Holder elects not to surrender the Note for reissuance upon partial payment or conversion, the Holder indemnifies the Company against ant and all loss or damange attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

         Section 2.2 Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 2.1 (l), (m) or (n), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable and (ii) Sections 2.1 (a)-(k), demand the prepayment of this Note pursuant to Section 3.7 hereof, (b) demand that the principal amount of this Note then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at a conversion price per share calculated pursuant to Section 3.1 hereof assuming that the date that the Event of Default occurs is the Conversion Date (as defined in Section
3.1 hereof), or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the Registration Rights Agreement or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                  ARTICLE III

                      CONVERSION; ANTIDILUTION; PREPAYMENT

         Section 3.1 Conversion Option. Upon the earlier of the effectiveness date of the definitive 14c to be filed that increases the authorized, this Note shall be convertible (in whole or in part), at the option of the Holder (the "Conversion Option"), into such number of fully paid and non-assessable shares of Common Stock (the "Conversion Rate") as is determined by dividing (x) that portion of the outstanding principal balance plus accrued and unpaid interest under the Note as of such date that the Holder elects to convert by (y) the Conversion Price (as hereinafter defined) then in effect on the date on which the Holder faxes a notice of conversion (the "Conversion Notice"), duly executed, to the Maker (facsimile number (404) 842-9418, Attn.: Chief Executive Officer) (the "Conversion Date"), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.6 below.

         Section 3.2 Conversion Price.

         (a) The term "Conversion Price" shall mean the lesser of (A) $.07 (the "Fixed Conversion Price") and (B) an amount equal to seventy percent (70%) of the average Per Share Market Value for the three (3) Trading Days having the lowest Per Share Market Value during the thirty (30) Trading Days prior to the

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

Conversion Date, except that if during any period (a "Black-out Period"), a Holder is unable to trade any Common Stock issued or issuable upon conversion of the Notes immediately due to the postponement of filing or delay or suspension of effectiveness of a registration statement or because the Maker has otherwise informed such Holder that an existing prospectus cannot be used at that time in the sale or transfer of such Common Stock, such Holder shall have the option but not the obligation on any Conversion Date within ten (10) Trading Days following the expiration of the Black-out Period of using the Conversion Price applicable on such Conversion Date or any Conversion Price selected by such Holder that would have been applicable had such Conversion Date been at any earlier time during the Black-out Period or within the ten (10) Trading Days thereafter.

         (b) The term "Per Share Market Value" means on any particular date (a) the closing bid price of the Common Stock on such date on the OTC Bulletin
Board, The Nasdaq Small-Cap Market, the Nasdaq National Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on The Nasdaq Small-Cap Market, the Nasdaq National Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by NASDAQ or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, then the average of the three (3) lowest closing bid or closing prices, if applicable, of the "Pink Sheet" quotes for the relevant thirty (30) day trading conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser (as defined in Section 4.13 hereof) selected in good faith by the Holder of a majority in interest of the Notes; provided, however, that the Maker, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights

         Section 3.3 Mechanics of Conversion.

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

         (a) Not later than five (5) Trading Days after any Conversion Date, the Maker will deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of the Notes. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the Fifth Trading Day after the Conversion Date (the "Delivery Date"), the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter,  to  rescind  such  conversion,  in  which  event  the  Maker  shall immediately return the certificates representing the Notes tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 3.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.

         (b) The Maker understands that a delay in the delivery of the shares of Common Stock upon conversion of the Notes and failure to deliver certificates representing the unconverted shares of the Notes beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such certificate or certificates pursuant to this Section hereunder by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such certificates are delivered, together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Notes requested to be converted for each Trading Day thereafter (which amounts shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder's right to pursue actual damages for the Maker's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving certificates representing shares of Common Stock upon conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate value of the shares on the date the shares were delivered), and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(b) through the date that the liquidated damages are paid.

         (c) In addition to any other rights available to the Holder, if the Maker fails to deliver to the Holder such certificate or certificates pursuant to Section 3.3(a) by the Delivery Date and if after the Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Maker shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase

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

price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal amount of the Notes for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate principal amount of the Notes, the Maker shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In.

         Section 3.4 Ownership Cap. Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may a holder of this Note convert this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Note providing the Company with 75 days notice (pursuant to Section 4.1 hereof) (the "Waiver Notice") that such holder would like to waive this Section 3.4 with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4 will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

         Section 3.5 Intentionally Omitted.

         Section 3.6 Adjustment of Conversion Price.

         (a) The Fixed Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Fixed Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Fixed Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.6(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                  (ii) Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holder of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Fixed Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the applicable Fixed Conversion Price then in effect by a fraction:

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

                           (1) the  numerator of which shall be the total number
of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                           (2) the  denominator  of  which  shall  be the  total
number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                  (iii) Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holder of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Fixed Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of the Notes shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker which they would have received had their Notes been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.6(a)(iii) with respect to the rights of the holder of the Notes.

                  (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Notes at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.6(a)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.6(a)(v)), then, and in each event, an appropriate revision to the Fixed Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each of the Notes shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                  (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3.6(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.6(a)(iv)), or a merger or consolidation of the Maker with or into another corporation, or the sale of all or substantially all of the Maker's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each Note shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.6(a)(v) with respect to the rights of the holder of the Notes after the Organic Change to the end that the provisions of this Section 3.6(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                  (vi)  Adjustments for Issuance of Additional  Shares of Common
Stock. If the Maker, at any time after the Issuance Date, shall issue any additional shares of Common Stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 3.6) (the "Additional Shares of Common Stock"), at a price per share less than the applicable Fixed Conversion Price then in effect or without consideration, then the applicable Fixed Conversion Price upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the applicable Fixed Conversion Price then in effect by a fraction:

                           (1) the  numerator of which shall be equal to the sum
of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the applicable Fixed Conversion Price then in effect, and

                           (2) the  denominator  of which  shall be equal to the
number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

The provisions of this subsection (vi) shall not apply under any of the circumstances for which an adjustment is provided in subsections (i), (ii),
(iii), (iv) or (v) of this Section 3.6(a). No adjustment of the applicable Fixed Conversion Price shall be made under this subsection (a)(iv) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent (as defined below) if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (vii) of this Section 3.6(a) or (y) no adjustment was required pursuant to subsection
(vii) of this Section 3.6(a). No adjustment of the applicable Fixed Conversion Price shall be made under this subsection (vi) in an amount less than $.005 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which together with any adjustments so carried forward shall amount to $.005 per share or more; provided that upon any adjustment of the applicable Fixed Conversion Price as a result of any dividend or distribution payable in Common Stock or Convertible Securities (as defined below) or the reclassification, subdivision or combination of Common Stock into a greater or smaller number of shares, the foregoing figure of $.005 per share (or such figure as last adjusted) shall be adjusted (to the nearest one-half cent) in proportion to the adjustment in the applicable Fixed Conversion Price.

                  (vii) Issuance of Common Stock Equivalents. If the Maker, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than this Note, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the applicable Fixed Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Fixed Conversion Price in effect at the time of such amendment, then the applicable Fixed Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (vi) of this Section 3.6(a) on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Maker shall enter into a firm contract for the issuance of such Common Stock Equivalent, or
(B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Maker for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the applicable Fixed Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection
(vii). If no adjustment is required under this subsection (vii) upon issuance of any Common Stock Equivalent or once an adjustment is made under this subsection
(vii) based upon the Per Share Market Value in effect on the date of such adjustment, no further adjustment shall be made under this subsection (vii) based solely upon a change in the Per Share Market Value after such date.

                  (viii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:

                           (1) in connection with any merger or consolidation in
which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

                           (2) in the  event of any  consolidation  or merger of
the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Fixed Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Notes, the determination of the applicable Fixed Conversion Price or the number of shares of Common Stock issuable upon conversion of the Notes immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Notes.

         (b) Record Date. In case the Maker shall take record of the holder of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

         (c) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Maker shall not be required to make any adjustment of the number of shares of Common Stock issuable upon conversion of the Notes upon the grant after the Issuance Date of, or the exercise after the Issuance Date of, options or warrants or rights to purchase stock under the Maker's existing or to be adopted (issued) stock option plan or options or warrants or rights to purchase stock issued to officers and/or directors of the Company.

         (d) No Impairment. The Maker shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 3.6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment.

In the event a Holder shall elect to convert any Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or adjoining conversion of all or of said Notes shall have been issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to 130% of the amount of the Notes the Holder has elected to convert plus the amount of the Notes outstanding, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.


         (e) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Fixed Conversion Price or number of shares of Common Stock issuable upon conversion of this Note pursuant to this Section 3.6, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the applicable Fixed Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

         (f) Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

         (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Per Share Market Values of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.

         (h) Reservation of Common Stock. The Maker shall reserve 8,611,371 shares of common stock for the holder until the 14C proxy is deemed effective by the Securities and Exchange commission. Subsequently at all times when this Note shall be outstanding, the Company shall reserve and keep available out of its authorized but unissued Common Stock, such number of share of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and all interest accrued thereon; provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which this Note and all interest accrued thereon are at any time convertible. The Maker shall, from time to time in accordance with the Delaware General Corporation Law, as amended, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker's obligations under this Section 3.6(h).

         (i) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note or any interest accrued thereon require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

         Section 3.7 Prepayment.

         (a) Prepayment Upon an Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default described in Sections 2.1(a)-(k) hereof, the Holder shall have the right, at such Holder's option, to require the Maker to prepay all or a portion of this Note at a price equal to Prepayment Price (as defined in Section 3.7(c) below) applicable at the time of such request. Nothing in this Section 3.7(a) shall limit the Holder's rights under Section 2.2 hereof.

         (b) Prepayment Option Upon Major Transaction. In addition to all other rights of the holder of the Notes contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), each holder of the Notes shall have the right, at such holder's option, to require the Maker to prepay all or a portion of such holder's Notes at a price equal to the greater of (i) 115% of the aggregate principal amount of the Notes and (ii) the product of (A) the Conversion Rate and (B) the Per Share Market Value of the Common Stock on the Trading Day immediately preceding such Major Transaction ("Major Transaction Prepayment Price").

         (c) Prepayment Option Upon Triggering Event. In addition to all other rights of the holder of the Notes contained herein, after a Triggering Event (as defined below), each holder of the Notes shall have the right, at such holder's option, to require the Maker to prepay all or a portion of such holder's Notes at a price equal to the greater of (i) 130% of the aggregate principal amount of the Notes and (ii) the product of (A) the Conversion Rate at such time and (B) the Per Share Market Value of the Common Stock calculated as of the date immediately preceding such Triggering Event on which the exchange or market on which the Common Stock is traded is open ("Triggering Event Prepayment Price" and, collectively with "Major Transaction Prepayment Price," the "Prepayment Price").

         (d) "Major Transaction." A "Major Transaction" shall be deemed to have occurred at such time as any of the following events: (i) the consolidation, merger or other business combination of the Maker with or into another Person (as defined in Section 4.13 hereof) (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holder of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

                  (ii) the sale or transfer of all or substantially all of the Maker's assets; or

                  (iii) consummation of a purchase, tender or exchange offer made to the holder of more than 30% of the outstanding shares of Common Stock.

         (e) "Triggering Event." A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

                  (i) the failure of the Registration Statement to be declared effective by the SEC on or prior to September 30, 2002, provided that the Maker has failed to file the Registration Statement on or before the Filing Date (as defined in the Registration Rights Agreement) or respond to any and each of the SEC's comments within fifteen (15) days of the Maker's receipt of each of the SEC's comments;

                  (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Notes for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days, provided that the cause of such lapse is not due to factors within the control of the Maker and not due to factors solely within the control of such holder of the Notes;

                  (iii) the suspension from trading or the failure of the Common Stock to be traded on the OTC Bulletin Board for a period of five (5) consecutive days.

                  (iv) the Maker's notice to any holder of the Notes, including by way of public announcement, and SEC filing at any time, of its inability to comply (including for any of the reasons described in Section 3.8) or its intention not to comply with proper requests for conversion of any of the Notes into shares of Common Stock;

                  (v) the Maker breaches any representation, warranty, covenant or other term or condition of the Purchase Agreement, the Registration Rights Agreement or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby.

         (f) Mechanics of Prepayment at Option of Buyer Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of the Notes. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder's Notes then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Buyer Upon Major Transaction") to the Maker, which Notice of
Prepayment at Option of Buyer Upon Major Transaction shall indicate (i) the number of Notes that such holder is electing to prepay and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.7(b) above.

         (g) Mechanics of Prepayment at Option of Buyer Upon Triggering Event. Within one (1) day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of the Notes. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of the Notes then outstanding may require the Maker to prepay all of the Notes by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Buyer Upon Triggering Event") to the Maker, which Notice of Prepayment at Option of Buyer Upon Triggering Event shall indicate (i) the number of Notes that such holder is electing to prepay and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 3.7(c) above.

         (h) Payment of Prepayment Price. Upon the Maker's receipt of a Notice(s) of Prepayment at Option of Buyer Upon Triggering Event or a Notice(s) of Prepayment at Option of Buyer Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker's receipt of such Notice(s) of Prepayment at Option of Buyer Upon Triggering Event or Notice(s) of Prepayment at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder's certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to Section 3.7(g), to such holder within five (5) business days after the Maker's receipt of a Notice of Prepayment at Option of Buyer Upon Triggering Event and, in the case of a prepayment pursuant to Section 3.7(f), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder's certificates representing the Notes shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder's pro-rata amount (based on the number of Notes held by such holder relative to the number of Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the "Void Optional Prepayment Option") to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section 3.7 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the "Void Optional Prepayment Notice"). Upon the Maker's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Buyer Upon Triggering Event or the Notice(s) of Prepayment at Option of Buyer Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid, (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this Section 3.7(h) and for which the applicable Prepayment Price has not been paid and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of
(A) the Conversion Price as in effect on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest Per Share Market Value during the period beginning on the date on which the Notice(s) of Prepayment of Option of Buyer Upon Major Transaction or the Notice(s) of Prepayment at Option of Buyer Upon Triggering event, as the case may be, is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3.7 shall have priority to payments to other stockholder in connection with a Major Transaction.

         Section 3.8 Optional Prepayment.

         (a) Subject to Section 3.8(b) below, the Company shall have the right, exercisable at any time and from time to time after the Original Issue Date, in accordance with the terms hereof and upon ten Trading Days' prior written notice to the Holder to be prepaid (an "Optional Prepayment Notice"), to prepay all or any portion of the outstanding principal amount of the Debentures which has not previously been repaid or for which Conversion Notices have not previously been delivered. The prepayment price applicable to prepayments under this Section 5(a) shall equal 130% of the unpaid principal and shall be paid in cash. Any such prepayment shall be free of any claim of subordination. The Holder shall have the right to tender, and the Company shall honor, Conversion Notices delivered prior to the expiration of the tenth Trading Day after receipt by the Holder of an Optional Prepayment Notice for such Debentures (the tenth Trading Day after receipt by the Holder of an Optional Prepayment Notice is referred to herein as the "Optional Prepayment Date")

         (b) The Company shall not be entitled to deliver an Optional Prepayment Notice to the Holder (and, if after delivery thereof and prior to the Optional Prepayment Date, any of the following conditions shall cease to be met, such notice, at the option of the Holder, shall be deemed no longer effective) if:
(i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes is insufficient to satisfy the Company's conversion obligations of the aggregate principal amount of Debentures then outstanding, or
(ii) there is neither an effective Underlying Shares Registration Statement under which the Holder can resell all of the issued Underlying Shares and all of the Underlying Shares as are issuable upon conversion in full of the principal amount of Debentures subject to an Optional Prepayment Notice nor may all of such issued and issuable Underlying Shares be sold by the Holder subject to such prepayment without volume restrictions pursuant to Rule 144 promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent in the form and substance acceptable to the Holder and such transfer agent, or (iii) the Common Stock is not then listed or quoted for trading on the OTC or on a Subsequent Market.

         (c) If any portion of the Prepayment Price shall not be paid by the Company by the second (2nd) Trading Day following the Optional Prepayment Date, the Prepayment Price shall be increased by 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to accrue daily from the date such interest is due hereunder through and including the date of payment (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of the Prepayment Price remains unpaid through the expiration of the Optional Prepayment Date, the Holder subject to such prepayment may elect by written notice to the Company to either (x) demand conversion in accordance with the formula and the time period therefor set forth in Section 4 of any portion of the principal amount of Debentures for which the Prepayment Price, plus accrued liquidated damages and accrued interest thereon, has not been paid in full (the "Unpaid Prepayment Principal Amount"), in which event the applicable Per Share Market Value shall be the lower of the Per Share Market Value calculated on the Optional Prepayment Date and the Per Share Market Value as of the Holder's written demand for conversion, or (y) invalidate ab initio such optional prepayment, notwithstanding anything herein contained to the contrary. If the Holder elects option (x) above, the Company shall, within five Trading Days after such election is deemed delivered hereunder, deliver to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Prepayment Principal Amount subject to such conversion demand and otherwise perform its obligations hereunder with respect thereto. If the Holder elects option (y) above, the Company shall promptly, and in any event not later than five Trading Days from receipt of notice of such election, return to the Holder new Debentures for the full Unpaid Prepayment Principal Amount and shall no longer have any prepayment rights under this Debenture. If, upon an election under option (x) above, the Company fails to deliver certificates representing the shares of Common Stock issuable upon conversion of the Unpaid Prepayment Principal Amount within the time period set forth in this Section, the Company shall pay to the Holder in cash, as liquidated damages and not as a penalty, $2,500 per day until the Company delivers such certificates to the Holder.

         Section 3.9 Inability to Fully Convert.

         (a) Holder's Option if Maker Cannot Fully Convert. If, upon the Maker's receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Maker (w) does not have a sufficient number of shares of Common Stock authorized and available, (x) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice or (y) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder's Conversion Notice and, with respect to the unconverted portion of the Note, the Holder, solely at Holder's option, can elect to:

                  (i) require the Maker to prepay that portion of the Note for which the Maker is unable to issue Common Stock in accordance with the Holder's Conversion Notice (the "Mandatory Prepayment") at a price per share equal to the Prepayment Price as of such Conversion Date (the "Mandatory Prepayment Price");

                  (ii) if the Maker's inability to fully convert require the Maker to issue restricted shares of Common Stock equal to one hundred twenty percent (120%) of the number of shares of Common Stock the Maker is unable to deliver in accordance with such holder's Conversion Notice;

                  (iii) void its Conversion Notice and retain or have returned, as the case may be, the Note that was to be converted pursuant to the Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice).

         (b) Mechanics of Fulfilling Holder's Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.9(a) above, a notice of the Maker's inability to fully satisfy the Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder's Conversion Notice, (ii) the amount of the Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.8(a) above by delivering written notice via facsimile to the Maker ("Notice in Response to Inability to Convert").

         (c) Payment of Prepayment Price. If the Holder shall elect to have its shares prepaid pursuant to Section 3.9(a)(i) above, the Maker shall pay the Mandatory Prepayment Price in cash to the Holder within five (5) business days of the Maker's receipt of the Holder's Notice in Response to Inability to Convert, provided that prior to the Maker's receipt of the Holder's Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on a timely basis as described in this
Section 3.8(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Note, and (iii) require that the Conversion Price of such returned Note be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest Per Share Market Value during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.

         Section 3.9 No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholder for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker. Upon the issuance of a Conversion Notice, the Holder shall have all rights as a shareholder of the Maker.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least twenty (20) days prior to the date on which the Maker closes its books or takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holder of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Holder prior to such information being made known to the public.

         Section 4.2 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

         Section 4.3 Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

         Section 4.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

         Section 4.5 Enforcement Expenses. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

Section 4.6 Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

         Section 4.7 Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

         Section 4.8 Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

          " THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE MAKER) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS."

         Section 4.9 Consent to  Jurisdiction.  Each of the Maker and the Holder
(i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.9 shall affect or limit any right to serve process in any other manner permitted by law.

         Section 4.10 Parties in Interest. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

         Section 4.11 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         Section 4.12 Maker Waivers. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

         (a) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

         (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A
PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

         Section 4.13 Definitions. For the purposes hereof, the following terms shall have the following meanings:

         "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Trading Day" means (a) a day on which the Common Stock is traded on The Nasdaq Small-Cap Market, the Nasdaq National Market or other registered national stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on The Nasdaq Small-Cap Market, the Nasdaq National Market or any registered national stock exchange, a day or which the Common

Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

         IN WITNESS WHEREOF, the Company has caused this secured Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.



                                           ARMITEC, INC,



                                           By:  ________________________________
                                                Name: Bruce R. Davis
                                                Title:   Chief Executive Officer

                                    EXHIBIT A

                               WIRE INSTRUCTIONS.



Payee: ________________________________________________________

Bank:  ________________________________________________________

Address: ______________________________________________________

         ______________________________________________________

Bank No.: _____________________________________________________

Account No.:  _________________________________________________

Account Name: _________________________________________________

                                     FORM OF

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

         The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into shares of Common Stock of ARMITEC, INC. (the "Maker") according to the conditions hereof, as of the date written below.

Date of Conversion  ____________________________________________________________

Applicable Conversion Price * __________________________________________________

* Lesser of (A) $.07 (the "Fixed Conversion Price") and (B) an amount equal to seventy percent (70%) of the average Per Share Market Value for the three (3) Trading Days having the lowest Per Share Market Value during the thirty (30) Trading Days prior to the Conversion Date.

(Please attach printout of stock prices and a worksheet showing conversion calculation)





Signature_______________________________________________________________________
         [Name]

Address:________________________________________________________________________

        ________________________________________________________________________











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